UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 17, 2017

LAKE SHORE BANCORP, inc.

(Exact name of registrant as specified in its charter)

United States	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal Year.

(a)	On May 17, 2017, the Board of Directors of Lake Shore Bancorp, Inc. (the “Company”) amended its bylaws effective May 17, 2017 to decrease the number of directors from ten members to nine members.

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 17, 2017, the Company held its Annual Meeting of Shareholders, at which time shareholders were asked to consider three proposals, as follows:

1.

To elect one (1) director to the Board of Directors of the Company for a one year term expiring in 2018 and to elect two  (2) directors to the Board of Directors of the Company for a three year term expiring in 2020;

2.	To approve, on an advisory basis, a non-binding resolution regarding the compensation of our named executive officers; and

3.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The shareholders elected the directors to the term stated above, approved the non-binding resolution regarding the compensation of our named executive officers and ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The vote tabulation was as follows:

1.

Election of one (1) director to serve on the Board of Directors of the Company for a one year term expiring in 2018 and election of two (2) directors to serve on the Board of Directors of the Company for a three year term expiring in 2020.

	Votes For	Votes Withheld	Broker Non-Votes
John (“Jack”) L. Mehltretter (2018)	5,008,177	51,749	734,044
Susan C. Ballard (2020)	5,014,465	45,461	734,044
Daniel P. Reininga (2020)	5,014,316	45,610	734,044

2.	To approve, on an advisory basis, a non-binding resolution regarding the compensation of our named executive officers.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes	4,940,611	71,708	47,607	734,044

3.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstained
5,755,594	36,120	2,256

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Lake Shore Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, inc.
By:	/s/ Rachel A. Foley
Name:	Rachel A. Foley
Title:	Chief Financial Officer

Date: May 18, 2017